UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 5, 2010

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Texas	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Hermann Drive
Alvin, Texas 77511
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 — CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 — CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

At the Team, Inc. (the “Company”) 2010 Annual Meeting of Stockholders (the “Annual Meeting”) held on September 30, 2010, the following individuals were elected by the votes indicated as Class III directors of the Company for a term expiring at the 2013 Annual Meeting of Stockholders:

NOMINEE	FOR	WITHHELD	BROKER NON-VOTES
Emmett J. Lescroart Sidney B. Williams	14,573,218 13,168,552	65,273 1,470,389	1,839,395 1,839,395

At the Annual Meeting, the Company’s stockholders also ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending May 31, 2011.  Voting results on this matter were as follows:

	FOR	AGAINST	ABSTAIN
Approval of the retention of KPMG LLP	16,231,745	226,445	20,146

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By: /s/ André C. Bouchard
André C. Bouchard
Senior Vice President – Administration, General Counsel and Secretary

Dated: October 6, 2010